UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------



                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT



     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 1996


                             GREENBRIAR CORPORATION
             (Exact name of registrant as specified in its charter)




          NEVADA                          0-8187                 75-2399477
          ------                          ------                 ----------
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)





                    4265 Kellway Circle, Addison, Texas 75244
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (214) 407-8400

Item 2. Acquisition or Disposition of Assets.

Acquisition of Wedgwood Retirement Inns, Inc.
- ---------------------------------------------

On March 15, 1996, Greenbriar Corporation ("the Company") acquired substantially all of the assets and liabilities of a number of companies under common control and managed by Wedgwood Retirement Inns, Inc.
("Wedgwood").

Wedgwood, headquartered in Vancouver, Washington, was one of the first builders and management companies in the retirement and assisted living industry. It operates 1,292 units of full-service retirement and assisted living, including some that provide Alzheimer's care. The residences are located in six states:
Washington, Oregon, California, Idaho, New Mexico and Texas.

As of March, 1996, Wedgwood has three residences under construction, containing 225 assisted living units and Alzheimer's beds. Plans are to begin construction on four additional facilities this year, expanding into two more states, Georgia and Florida. A total of nearly 500 new assisted living and Alzheimer's care units are planned for 1996 construction.

Wedgwood was purchased from 23 individuals, all of whom are unrelated to Greenbriar.

To structure the Wedgwood acquisition as a tax-free exchange, the Company also acquired a shopping center in North Carolina from James R. Gilley and members of his family. The property was valued at its current independently appraised value of $3,375,000. Consideration given was 675,000 shares of Series D preferred stock. Greenbriar issued 1,949,950 shares ($14,000,000) of Series E preferred stock and $220,000 in cash and notes to the Wedgwood shareholders. Both classes of stock are unregistered, will have no trading market unless converted to common stock, and will be entitled to one vote per share on all matters to come before a meeting of stockholders. The Series D preferred stock will bear a cumulative quarterly dividend of 9.5% per year. The Series E preferred stock bears no dividend for two years and it is anticipated that Series E shares will be converted to Greenbriar common stock before that time. With shareholder approval, expected at a shareholders' meeting during 1996, both series of preferred stock will become convertible into unregistered shares of Greenbriar common stock, with the Series E convertible at 1.2 shares for each share of Greenbriar common stock and Series D convertible at two shares for each share of Greenbriar common stock. As such, the Series D will be convertible into 337,500 shares and the Series E will be convertible into 1,624,958 shares.

Item 7. Financial Statements and Exhibits.

     The following financial statements and pro forma financial information regarding Wedgwood are filed with this report.


                          Index to Financial Statements
                          -----------------------------


     (a)  Wedgwood Retirement Inns

          The audited financial statements of Wedgwood included with this report are listed on the contents page included as page F-2 of this report.

     (b)  Unaudited Pro Forma Financial Statements

          The accompanying pro forma consolidated balance sheet as of December 31, 1995 presents the acquisition of Wedgwood by Greenbriar (See Item
          2) as though the acquisition had taken place on that date. The accompanying pro forma consolidated statement of earnings presents earnings from continuing operations as though the acquisition had taken place on January 1, 1995.


          Pro Forma Consolidated Balance Sheet -
              December 31, 1995 (Unaudited)                            F-16


          Pro Forma Consolidated Statement of Earnings -
              Year Ended December 31, 1995 (Unaudited)                 F-17


          Explanatory Notes to Consolidated Financial Statements       F-18

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Greenbriar Corporation


Dated:   May 29, 1996                          By:     /s/ Gene Bertcher

                                               Name:   Gene Bertcher

                                               Title:  Chief Financial Officer

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS

WEDGWOOD RETIREMENT INNS

DECEMBER 31, 1995, 1994 AND 1993

                                 C O N T E N T S

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                       F-3

FINANCIAL STATEMENTS
   COMBINED BALANCE SHEETS                                               F-4
   COMBINED STATEMENTS OF OPERATIONS                                     F-5
   COMBINED STATEMENT OF STOCKHOLDERS', MEMBERS',
       PARTNERS' AND OWNERS' DEFICIT                                     F-6

COMBINED STATEMENTS OF CASH FLOWS                                        F-7

NOTES TO COMBINED FINANCIAL STATEMENTS                                   F-8

GRANT THORNTON

Suite 800
111 S.W. Columbia
Portland, OR 97201-5864
503 222-3562
FAX 503 295-0148


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Stockholders', Members', Partners' and Owners'
Wedgwood Retirement Inns

We have audited the accompanying combined balance sheets of Wedgwood Retirement Inns as of December 31, 1995 and 1994, and the related combined statements of operations, stockholders', members ', partners' and owners' deficit, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in-accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the combined financial position of Wedgwood Retirement Inns as of December 31, 1995 and 1994, and the combined results of their operations and their combined cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.



Portland, Oregon
March 21, 1996

                            Wedgwood Retirement Inns
                             COMBINED BALANCE SHEETS
                             (Amounts in thousands)

                                  December 31,

                                                    1994               1995
                                                    ----               ----
               ASSETS
CURRENT ASSETS
 Cash                                             $     657         $     885
 Accounts receivable
  Trade                                                 104               147
  Employees and owners                                    2                 -
  Other                                                  66               305
 Supplies                                                47                62
 Prepaid expenses                                       139               113
                                                        ---               ---
            Total current assets                      1,015             1,512

 PROPERTY AND EQUIPMENT
  Buildings and improvements                         21,933            29,764
  Furniture, fixtures and equipment                   2,339             3,127
  Vehicles                                              274               333
  Construction-in-progress                            1,222               352
  Land                                                3,073             3,346
  Less accumulated depreciation and amortization     (6,698)           (7,797)
                                                     ------            ------
                                                     22,143            29,125

 RESTRICTED ASSETS
  Mortgage escrow deposits                              126               204
  Reserve for capital improvements                      116               782
  Certificate of deposit                                  -               400
  Held-to-maturity securities                         1,131             1,460
                                                      -----             -----
                                                      1,373             2,846

 OTHER ASSETS
  Property held for sale                              2,543               798
  Organization and start-up costs, net                   72               211
  Financing costs, net                                1,034             1,572
  Other                                                 138                14
                                                        ---                --
                                                      3,787             2,595
                                                      -----             -----

                                                  $  28,318         $  36,078
                                                  =========         =========

         LIABILITIES AND STOCKHOLDERS', MEMBERS',
              PARTNERS' AND OWNERS' DEFICIT

 CURRENT LIABILITIES
  Accounts payable                                $     504         $     948
  Accrued expenses                                      783               671
  Deferred revenues and tenant deposits                 309               369
  Current maturities of long-term obligations         1,146             1,517
                                                      -----             -----
                                                      2,742             3,505

 LONG-TERM OBLIGATIONS, less current maturities      17,922            24,396

 DEFERRED REVENUE                                        72                66

 FINANCING OBLIGATIONS                               10,847            11,800

 STOCKHOLDERS', MEMBERS', PARTNERS'
       AND OWNERS' DEFICIT                           (3,265)           (3,689)
                                                     ------            ------
                                                  $  28,318         $  36,078
                                                  =========         =========

        The accompanying notes are an integral part of these statements.

                            Wedgwood Retirement Inns

                       COMBINED STATEMENTS OF OPERATIONS
                             (Amounts in thousands)

                             Year ended December 31,

                                                     1993      1994       1995
                                                     ----      ----       ----
 Revenues
   Residential rental                             $ 10,184   $ 12,018   $ 14,940

 Operating expenses
   Residential operating expenses                    7,542      8,585     10,916
   Depreciation and amortization                       911      1,216      1,374
   General and administrative                          605        738        959
                                                       ---        ---        ---
                                                     9,058     10,539     13,249
                                                     -----     ------     ------

                Operating income                     1,126      1,479      1,691


 Other income (expense)
   Interest income                                      26         74        160
   Interest expense                                 (1,092)    (2,191)    (2,843)
   Other                                                70         77         94
                                                        --         --         --

                 NET LOSS                         $    130   $   (561)  $   (898)
                                                  ========   ========   ========

        The accompanying notes are an integral part of these statements.

                            Wedgwood Retirement Inns

            COMBINED STATEMENT OF STOCKHOLDERS', MEMBERS', PARTNERS'
                               AND OWNERS' DEFICIT
                             (Amounts in thousands)

Balance at January 1, 1993                  $(3,373)
Equity contributed                              357
Equity distributed                             (597)
Net earnings                                    130
                                                ---

Balance at December 31, 1993                 (3,483)

Equity contributed                            1,358
Equity distributed                             (579)
Net loss                                       (561)
                                               ----

Balance at December 31, 1994                 (3,265)

Equity contributed                            1,945
Equity distributed                           (1,471)
Net loss                                       (898)
                                               ----

Balance at December 31, 1995                $(3,689)
                                            =======

         The accompanying notes are an integral part of this statement.

                            Wedgwood Retirement Inns

                       COMBINED STATEMENTS OF CASH FLOWS
                             (Amounts in thousands)

                            Year ended December 31,

                                                                          1993       1994       1995
                                                                          ----       ----       ----
  Increase (decrease) in cash

  Cash flows from operating activities
   Net income (loss)                                                   $    130   $   (561)   $   (898)
   Adjustments to reconcile net income (loss)
      to net cash provided by operating activities
          Depreciation and amortization                                     927      1,230       1,214
          Write-off of deferred financing costs                               -         60         179
          Amortization of discount on held-to-maturity securities             -          -         (22)
          Change in assets and liabilities
              Mortgage escrow deposits                                      (69)        66         (78)
              Accounts receivable                                          (120)       324        (282)
              Supplies                                                       (1)       (14)        (16)
              Prepaid expenses and other assets                              15       (136)       (117)
              Accounts payable and accrued expenses                        (129)      (398)        619
              Deferred revenues and tenant deposits                          (7)       236         136
                                                                             --        ---         ---

                  Net cash provided by operating activities                 746        807         735
                                                                            ---        ---         ---

  Cash flows from investing activities
   Reserves for capital improvements                                        (15)       (16)       (666)
   Purchases of property and equipment                                     (977)    (6,207)     (8,870)
   Purchase of securities                                                     -     (1,131)     (1,462)
   Proceeds from sale of land                                                 -          -          15
   Purchase of restricted certificate of deposit                              -          -        (400)
   Proceeds from sale of securities                                           -          -       1,155
                                                                            ----     -----       -----
                  Net cash used in investing activities                    (992)    (7,354)    (10,228)
                                                                           ----     ------     -------

  Cash flows from financing activities
   Proceeds from long-term debt                                           1,144     14,614      14,547
   Principal payments on debt                                              (554)    (7,119)     (5,241)
   Payments for financing costs                                             (81)      (653)       (746)
   Equity contributed                                                       357        356       1,945
   Equity distributed                                                      (597)      (579)       (784)
                                                                           ----       ----        ----

                  Net cash provided by financing activities                 269      6,619       9,721
                                                                            ---      -----       -----

                  NET INCREASE IN CASH                                       23         72         228

  Cash at beginning of period                                               562        585         657
                                                                            ---        ---         ---
  Cash at end of period                                                $    585   $    657    $    885
                                                                       ========   ========    ========

        The accompanying notes are an integral part of these statements.

                            Wedgwood Retirement Inns
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                        (Amounts in thousands of dollars)

NOTE A - BASIS OF PRESENTATION

The accompanying combined financial statements include the historical assets, liabilities and operations associated with the entities listed below. The combined entities are collectively referred to as Wedgwood Retirement Inns (the Company). All such entities have ownership and management interests in common with either Wedgwood Retirement Inns, Inc. (WRII) or with the controlling principals of WRII.

Information relative to the entities included in the combined financial statements at December 31, 1994 and 1995 and for each of the three years in the period then ended is as follows:

            Entity                                   Legal Form
- -----------------------------------------         -----------------------------

Crown Pointe Development - Corona                 Partnership
Hermiston Assisted Living, Inc.
(Meadowbrook)                                     S Corporation
King City Retirement Corporation
(dba Pacific Pointe Retirement Inn)               S Corporation
Liberty Acquired Brain Injury Habilitation
Services, Inc. (Liberty)                          S Corporation
Lincolnshire Partners (Lincolnshire)              Partnership
Neawanna by the Sea (Neawanna                     Limited Partnership
Retirement Housing Associates
(dba Villa Del Rey-Merced)                        Partnership
Villa Del Rey-Visalia                             Division of Retirement Housing
                                                    Associates
The Terrace Retirement, Inc                       S Corporation
Villa Del Rey-Napa                                Proprietorship
Villa Del Rey-Roswell, Limited Partnership
(VDR-Roswell)                                     Limited Partnership
Camelot Retirement Community (Camelot)            Division of VDR-Roswell
Oak Harbor (dba Summerhill)                       Division of VDR-Roswell
The Village at Forest Glen (VFG) *                Division of VDR-Roswell
Wedgwood Retirement Inns, Inc.                    S Corporation


*Transferred to partners on January 1, 1995.

The following additional entities are included as of and for the year ended December 31, 1995:

          Entity                                             Legal Form
- ----------------------------------------               -------------------------

Lewiston Group LLC (dba Wedgwood Terrace)              Limited Liability Company
Rose Garden Estates, LLC                               Limited Liability Company
Roswell Retirement, Ltd. Co
(dba Villa De La Rosa)                                 Limited Liability Company
Roswell Villa Partners (dba Villa Del Sol)             Partnership
Sweetwater Springs Group, LLC                          Limited Liability Company


                            Wedgwood Retirement Inns
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE B - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanvine combined financial statements follows.

1. Line of Business
   ----------------

The Company is involved in operating, managing and owning assisted living, congregate and Alzheimer's facilities (residences). The principal source of revenues is residential rental.

2. Cash
   -----

For purposes of the combined statements of cash flows, the Company considers cash to include currency on hand and demand deposits.

3. Concentration of Risk
   ---------------------

The Company's financial instruments that were exposed to concentrations of credit risk consist primarily of cash. The Company places its funds with high credit quality financial institutions and. at times, such funds may be in excess of the FDIC limit.

4. Property and Equipment
   ----------------------

Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. Leasehold improvements are amortized over the lives of the respective leases or the service lives of the improvements, whichever is shorter. Accelerated depreciation is used for substantially all property and equipment.
Useful lives are as follows:

          Buildings and improvements                     5 to 28 years
          Furniture fixtures and equipment                5 to 7 years
          Vehicles                                             5 years

Property and equipment includes interest costs incurred during the construction period, as well as development fees and other costs directly related to the development and construction of the residences. Maintenance and repairs are charged to income as incurred and significant renewals and betterments are capitalized. Deductions are made for retirements resulting from the renewals or betterments. The property is recorded at the lower of historical cost or net or realizable value.



5. Intangible Assets
   -----------------

Costs incurred in connection with the organization of the individual combined entities have been capitalized and are being amortized over five years on a straiaht-line basis.

Loan costs incurred in connection with obtaining permanent financing of Company owned residences have been capitalized and are amortized over the term of the financing.

                            Wedgwood Retirement Inns
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE B - SUMMARY OF ACCOUNTING POLICIES - Continued

Costs incurred in connection with preopening marketing, employee recruitment and training, and other start-up expenditures necessary to prepare the residences for rent have been capitalized. These prerental costs are amortized over 12 months beginnin~ when the residences are available for occupancy.

6. Income Taxes
   ------------

Income taxes on the net earnings are payable personally by the stockholders, members, partners and owners and accordingly are not reflected in these financial statements.

7. Purchase of Withdrawing Partner's Interest
   ------------------------------------------

When a withdrawing partner is paid or credited more than book value to retire or sell the partner's equity interest, the partnership treats the transaction as a purchase and revalues, up to market value, partnership assets.

8. Marketable Securities
   ---------------------

Effective January 1, 1994, the Company implemented Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities. Following the provisions of that statement, the Company has classified its investments in marketable securities as held-to-maturity securities. There was no effect on the Company's income due to the implementation of the statement.

9. Fair Value of Financial Instruments
   -----------------------------------

At December 31, 1995, the estimated fair value of each class of the Company's financial instruments either approximated carrying values or were not material.

10. Accounting Estimates
    ---------------------

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            Wedgwood Retirement Inns
                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE C - SUPPLEMENTAL CASH FLOW INFORMATION

                                                          Year ended
                                                          December 31.
                                                     --------------------

                                                     1993     1994     1995
                                                     ----     ----     ----

Supplemental cash flow information
 Interest paid                                     $  675   $ 2,167   $2,758

Supplemental data on noncash investing
 and financing activities
  Businesses acquired
   Fair value of assets acquired                   $   -    $ 9,184   $   -
   Liabilities assumed                                 -       (470)      -
   Seller debt financing                               -     (5,220)      -
                                                    -------   ------   -------

     Total cash and nonseller financing            $   -    $ 3,494   $   -
                                                    =======  =======   =======

  Equity contributed                               $   -    $(1,002)  $   -
  Property and equipment acquired                      -      1,002       -
  Debt issued                                        (150)       -        -
  Other                                               150        -        -

On January 1, 1995 the operations of The Village at Forest Glen were transferred to the individual partners as follows:

  Current assets                                          $    23
  Property and equipment                                    2,521
  Other assets                                                 35
  Accounts payable and a(pound)crued liabilities             (297)
  Debt                                                     (1,595)
  Equity                                                     (687)
                                                           -------

                                                          $    -
                                                           =======

NOTE D - ACQUISITIONS AND NEW ENTITIES

VDR-Roswell acquired the operations of Camelot in Harlingen,  Texas,  Summerhill in Oak Harbor, Washington and VFG in Beaverton, Oregon during 1994. The acquisitions were accounted for using the purchase method of accounting and the results of operations have been included in the Company's combined financial statements subsequent to the acquisition date. The acquired assets and liabilities have been recorded at their estimated fair values at the date of acquisition. The date the facilities were acquired, the allocation of purchase price to assets and the method of payment are as follows:

                                 Camelot           Summerhill          VFG
                              -------------       -------------   --------------

  Date acquired                September 1994      April 1994     September 1994

  Purchase Price
  Land                            $1,250            $  193           $  148
  Buildings                        3,100             1,902            2,392
  Furniture, fixtures
   and equipment                      49                38                8
  Acquisition agreements             100                -                -
  Goodwill                             1                 1                2
                                   -------           -------          -------

                                  $4.500            $2,134           $2,550
                                   ======            ======           ======

                            Wedgwood Retirement Inns

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE D - ACQUISITIONS AND NEW ENTITIES - Continued

  Payment
  Cash                              $  661          $   434          $   699
  Seller debt financing              3,625               -             1,595
  Other debt financing                  -             1,700               -
  Liabilities                          214               -               256
                                      ------          ------           ------

                                    $4,500          $ 2,134          $ 2,550
                                     ======          =======          =======


During 1994, Liberty was formed and began to acquire three parcels of land in Ellensburg, Washington. In November 1994, they began construction of a retirement facility. The construction was completed in July 1995 at which time operations began.

During 1994, Lincolnshire was formed and entered into a ground lease for property located in Lincoln City, Oregon and began construction of a retirement facility. The construction was comoleted in late 1995 and ouerations bezan in November 1995.

During 1995, Lewiston Group LLC was formed and leased a facility (Wedgwood Terrace) in Lewiston, Idaho. The facility began operations in November 1995.

During 1995, Rose Garden Estates, LLC was formed and construction was completed on a facility (Rose Garden Estates) located in Ritzville, Washington. The facility began operations in December 1995.

During 1995, Roswell Retirtment, Ltd., Co. was formed and began construction of a facility (Villa de la Rosa) located in Roswell, New Mexico. The facility was under construction at December 31, 1995 and is anticipated to begin operations in October 1996

During 1995, Roswell Villa Partners was formed and construction was completed on a facility (Villa Del Sol) located in Roswell, New Mexico. The facility began ooerations in December 1995.

During 1995, Sweetwater Springs Group, LLP was formed and began construction of a facility (Sweetwater Springs) in Lithia Springs, Georgia. At the completion of the project in August 1996, Sweetwater will lease the facility from the owner for a minimum of 15 years.

NOTE E - RESTRICTED ASSETS

Mortgage escrow deposits represent amounts in escrow for the payment of insurance premiums and real property tax assessments. The escrow accounts are required by mortgage lenders or by the Oregon Housing and Community Services Department.

The reserve for capital improvements includes $137 of replacement reserves and $645 of renovation funds in escrow. The replacement reserves represent restricted amounts on deposit which are to be used for future acquisition of equipment and building improvements at Pacific Pointe Retirement Inn. Acquisitions must be approved by the Oregon Housing and Community Services Department. The renovation funds represent amounts, disbursed from a loan, which are to be used for the renovation of the congregate facility at Camelot.

                            Wedgwood Retirement Inns

                     NOTES TO COMBINED FINANCIAL STATEMENTS


NOTE E - RESTRICTED ASSETS - Continued

The certificate of deposit is required as collateral for a loan to Camelot.

The Company's held-to-maturity securities consist of mortgage-backed securities which mature through April 23, 1997. The amortized cost, unrealized gains and fair value at December 31, 1995 are $1,460, $4 and $1,464, respectively. The investments are held as collateral for outstanding letters of credit (see note
I).

NOTE F - DEFERRED  REVENUES AND TENANT  DEPOSITS
Total  deferred  revenues and tenant deposits are as follows:

                                                          1994            1995
                                                          ----            ----
  Prepaid rents                                           $ 35            $ 65
  Unit sales deposits                                       68              16
  Tenant security deposits                                 206             288
                                                           ---             ---
                                                          $309            $369
                                                           ====            ====


NOTE G - LONG-TERM OBLIGATIONS

Long-term obligations consist of the following:
                                                          1994           1995
                                                        -------         -------

Notes payable to banks and
 financial institutions                                 $ 4,598        $10,767
Notes payable to individuals and companies                5,840          5,039
Note payable to the Redevelopment Agency of
 the City of Corona, California                           7,950          7,815
Notes payable to related parties                            680          2,234
Other                                                        -              58
                                                         -------        -------
                                                         19,068         25,913
Less current maturities                                   1,146          1,517
                                                         -------        -------

                                                        $17,922        $24,396
                                                         =======        =======

Notes payable to banks and financial institutions mature through the year 2015 and include fixed and variable interest rates ranging from 7.5% to 11.75% at December 31, 1995. The notes are collateralized by real property, personal property, fixtures, equipment and the assignment of rents.

Notes payable to individuals and companies mature through the year 2015 and include variable and fixed interest rates ranging from 7% to 10.64% at December 31, 1995. The notes are collateralized by real property, personal property, fixtures, equipment and the assignment of rents.

The note payable to the Redevelopment Agency of the City of Corona, California is payable into a sinking fund semi-annually in increasing amounts from $65 to $420 through May 1, 2015. The variable interest rate was 4.75Z at December 31, 1995. The note is collateralized by personal property, land, fixtures and rents.

                            Wedgwood Retirement Inns

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE G - LONG-TERM OBLIGATIONS - Continued

Notes payable to related parties mature through the year 2000 and include fixed interest rates ranging from 9.5% to 12%.

Aggregate maturities of long-term debt for the five years following December 31, 1995 are as follows: 1996, $1,517; 1997, $530; 1998, $1,432; 1999, $2,726; and
2000, $2,512.

NOTE H - FINANCING OBLIGATIONS

During 1994, the Company entered into sale-leaseback transactions for the VDR Roswell and the Neawanna facilities. At the end of the tenth year of the fifteen year leases, the Company has options to repurchase the facilities for the greater of the sales prices or their fair market values. The sale-leaseback transactions have been accounted for as financings. The Company has recorded the proceeds from the sales as financing obligations, classified the lease payments as interest expense, and continued to carry the facilities at historical cost and to record depreciation. At the end of the ten year period, if the repurchase options are not exercised by the Company, gain on sale will be realized and will be recognized over the remaining five years of the leases. Annual payments under the lease agreements are $1,167 for each of the vears 1996 throu~h 2000.

The Company sells certain of its individual independent living units at its Camelot facility and, at the time of sale, enters into an agreement to repurchase. The repurchase price of each chit will range from 65% to 80% of the fair market value at the date of repurchase, based upon the number of years each tenant has occupied the units. Upon the repurchase of a unit, Camelot has the intention to resell it. The sales proceeds are recorded as a financing obligation. At December 31, 1994 and 1995 Camelot had $32 and $985, respectively of financing obligations under repurchase transactions.

NOTE I - C0MMITMENTS

1. Operating Leases
   -----------------

The Company leases certain retirement centers under operating leases which expire through the year 2024. The leases provide that the Company pay for property taxes, insurance and maintenance. The rent payments normally include monthly payment of property taxes and insurance into reserve accounts.

Future minimum Davments followina December 31. 1995 are as follows:

  1996                                                          $ 1,654
  1997                                                            1,737
  1998                                                            1,053
  1999                                                            1,078
  2000                                                              334
  Thereafter                                                      4,641

                                                                $10,497
                                                                 =======

                            Wedgwood Retirement Inns

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE I - COMMITMENTS - Continued

Lease  expense  in  1993,   1994  and  1995  was  $1,617,   $2,009  and  $1,676,
respectively. Certain leases contain rent escalation clauses which are based upon future events or changes in indices.

2. Commitments to Repurchase Units
   --------------------------------

At the date of the acquisition of Camelot, it had outstanding obligations to purchase 101 individual independent living units which had been sold with agreements to repurchase. The repurchase prices are based on a discount from the market value of each unit. At December 31, 1994 and 1995, the remaining estimated outstanding repurchase obligation acquired in the Camelot acquisition was $4,900 and $4,561, respectively. The estimated fair value of the properties was $7,150 and $6,939, respectively.

3. Letters of Credit
   ------------------

The Company has three outstanding letters of credit totalling $1,167 as of December 31, 1995. The letters of credit were issued in conjunction with real estate financing transactions and are collateralized by the Company's held-to maturity securities.

4. Agreement to Support
   ---------------------

The Company, as part of a ground lease for the Lincolnshire facility, entered into an agreement to support th~ North Lincoln Hospital, a charitable foundation and the ground lessor. The calculation of the annual contribution will be based upon 33.33% of the distributable net income of Lincolnshire as defined in the agreement, less ground rent paid. Contributions are to be made monthly. No contribution was made in 1995.

NOTE J - RELATED PARTY TRANSACTION

The Company purchases services from Lund Construction and Wedgwood Services, companies which are owned by a major investor in the Company. During the years ended December 31, 1994 and 1995, the Company incurred $198 and $266, respectively, for construction and remodeling services from these related entities.

NOTE K - SUBSEQUENT EVENTS

Subsequent to year end, the Company entered into a merger agreement with Greenbriar Corporation. Greenbriar is a public company whose stock is listed on the American Stock Exchange. Under the terms of the agreement, the Company's owners received stock in Greenbriar in exchange for all of the oustanding shares of Wedgwood Retirement Inns, Inc. and substantially all of the assets and liabilities of the combined entities included in this financial statement.

                             Greenbriar Corporation
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)

                                December 31, 1995

                                         Greenbriar     Wedgwood        Pro forma              Consolidated
                                        Corporation  Retirement Inns   Adjustments    Notes *    Pro forma
                                        -----------  ---------------   -----------    -------    ---------
                ASSETS
CURRENT ASSETS
   Cash and cash equivalents           $    7,199     $      885       $    (303)               $    7,781
   Accounts receivable
        Trade                                  23            147                                       170
        Other                                   -            305                                       305
   Deferred income tax benefit              2,150              -          (2,150)       4                0
   Supplies                                     -             62                                        62
   Other current assets                     1,536            113               1                     1,650
                                            -----            ---               -                     -----

      Total current assets                 10,908          1,512          (2,452)                    9,968

REAL ESTATE                                 3,190              -                                     3,190

NET ASSETS OF MOBILITY GROUP                3,371              -                                     3,371

INVESTMENT IN SECURITIES, AT COST           1,853              -                                     1,853

NOTES RECEIVABLE                            7,368              -                                     7,368

PROPERTY AND EQUIPMENT, AT COST
   Land                                       322          3,346           2,330        2            5,998
   Buildings and improvements                 767         29,764          18,411       1,2          48,942
   Furniture, fixtures, and equipment         203          3,127          (1,702)       2            1,628
   Vehicles                                     -            333            (175)       2              158
   Construction in progress                 1,576            352                                     1,928
                                            -----            ---                                     -----
                                            2,868         36,922          18,864                    58,654
      Less accumulated depreciation and
        amortization                         (252)        (7,797)          7,797        2             (252)
                                             ----         ------           -----        -             ----
                                            2,616         29,125          26,661                    58,402

RESTRICTED CASH AND INVESTMENTS               105          2,846                                     2,951

OTHER ASSETS                                  361          2,595          (1,781)       2            1,175
                                              ---          -----          ------        -            -----
                                       $   29,772     $   36,078       $  22,428                $   88,278
                                       ==========     ==========       =========                ==========

 LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Current maturities of long-term
      obligations                      $        8     $    1,517       $                        $    1,525
   Accounts payable-trade                     412            948                                     1,360
   Accrued expenses                           343            671             721        3            1,735
   Other current liabilities                  130            369                                       499
                                              ---            ---                                       ---
      Total current liabilities               893          3,505             721                     5,119

LONG-TERM DEBT, less current maturities       901         24,396             120                    25,417

DEFERRED INCOME TAXES                           -              -           1,111        4            1,111

DEFERRED GAIN                               3,083             66             (66)                    3,083

FINANCING OBLIGATIONS                           -         11,800               1                    11,801

STOCKHOLDERS' EQUITY                       24,895         (3,689)         20,541       1,2          41,747
                                           ------         ------          ------       ---          ------
                                       $   29,772     $   36,078       $  22,428                $   88,278
                                       ==========     ==========       =========                ==========

* See accompanying explanatory notes

                             Greenbriar Corporation
                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                 (Amounts in thousands, except per share data)

                      For the Year Ended December 31, 1996

                                                      Greenbriar          Wedgwood        Pro forma    Consolidated
                                                      Corporation     Retirement Inns    Adjustments      Notes*        Pro forma
                                                      -----------     ---------------    -----------      ------        ---------
Revenue
   Assisted living residence rentals                  $     557        $     14,940      $                              $   15,497
   Real estate rentals                                      666                   -                                            666
   Gain on sale of assets                                 7,043                   -                                          7,043
   Interest and dividends                                 1,205                 160                                          1,365
   Other                                                    239                  94                                            333
                                                            ---                  --                                            ---
                                                          9,710              15,194               0                         24,904

Expenses
   Assisted living residence operations                     322              12,290             (95)         5              12,517
   Real estate operations                                   337                   -                                            337
   General and administrative                             2,764                 959                                          3,723
   Interest                                                 206               2,843                                          3,049
                                                            ---               -----                                          -----
                                                          3,629              16,092             (95)                        19,626
                                                          -----              ------             ---                         ------

      Earnings from continuing operations
         before income taxes                              6,081                (898)             95                          5,278

Income tax expense                                          186                               1,820          4               2,006
                                                            ---                               -----          -               -----
      Earnings from continuing operations                 5,895                (898)         (1,725)                         3,272

Preferred stock dividend requirement                       (225)                  -            (320)         6                (545)
                                                           ----                                ----          -                ----
Earnings from continuing operations
   allocable to common shareholders                   $   5,670        $       (898)     $   (2,045)                    $    2,727
                                                      =========        ============      ==========                     ==========
Earnings per share
   Continuing operations                              $    1.60                                                         $     0.53

Weighted average number of common and
   equivalent shares outstanding                          3,539                                                              5,164


* See accompanying explanatory notes

                             Greenbriar Corporation
             Explanatory Notes to Consolidated Financial Statements



(1) To reflect the acquisition of commercial property acquired from the Gilley group and the issuance of Series D Preferred Stock.

(2)  To reflect the application of purchase accounting.

(3)  To reflect the anticipated costs of $800,000 to complete the acquisition.

(4) To provide income taxes on the pro forma adjustments and to adjust the deferred income tax asset valuation reserve as a result of deferred tax liabilities attributable to temporary differences arising from purchase accounting.

(5) To reflect the difference in depreciation on Wedgwood property and equipment due to change in asset bases and lives under purchase accounting.

(6)  To reflect annual dividend requirement of Series D Preferred Stock.